Exhibit 99.3

1UPX Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 041N0C + + Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. - IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. - 2024 Special Meeting Proxy Card 1. Merger Proposal: Approval of the Agreement and Plan of Reorganization, dated as of July 29, 2024, by and among German American Bancorp, Inc. (“GABC”), Heartland BancCorp (“HLAN”), Heartland Bank, and German American Bank, including the issuance of shares of GABC’s common stock to shareholders of HLAN as contemplated thereby. For Against Abstain 2. Adjournment Proposal: Approval of one or more adjournments of the Special Meeting if necessary to permit further solicitation of proxies in favor of the Merger Proposal, or to ensure that any supplement or amendment to the Special Meeting joint proxy statement/ prospectus is timely provided to the holders of HLAN and GABC common stock. For Against Abstain A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2. 1234 5678 9012 345 MMMMMMMMM 626863 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMMMMMMM MMMMMMM If no electronic voting, delete QR code and control # Δ ≈ 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/GABC or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/GABC Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted electronically must be received by 2:00 AM (Eastern Time) on November 19, 2024. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/GABC Proxy Solicited by Board of Directors for Special Meeting of Shareholders — November 19, 2024 The undersigned hereby appoint(s) D. Neil Dauby, Bradley M. Rust and Bradley C. Arnett, or any of them, and any designee of any of them, as proxies, each with full power of substitution and resubstitution, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of German American Bancorp, Inc. (“GABC”) held of record by the undersigned at the close of business on September 18, 2024 at GABC’s Special Meeting of Shareholders to be held on November 19, 2024, or any adjournment or adjournments thereof. Shares represented by this proxy will be voted as directed on the reverse side. If no such directions are indicated, the proxies will have authority to vote FOR Proposals 1 and 2. (Items to be voted appear on reverse side) PROXY — GERMAN AMERICAN BANCORP, INC. - IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. - C Non-Voting Items + + Change of Address — Please print new address below. Important notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders. The material is available at: www.envisionreports.com/GABC Special Meeting Admission Ticket Special Meeting of German American Bancorp, Inc. Shareholders Tuesday, November 19, 2024, 12:00 Noon ET German American Operations Center 1311 W. 12th Ave., Jasper, Indiana Upon arrival, please present this admission ticket and photo identification at the registration desk.